Loans and Allowance for Credit Losses - Summary of Loans by Portfolio Class and Company's Internal Credit Quality Rating (Parenthetical) (Detail) - Government National Mortgage Association [Member] - USD ($)
$ in Billions
	Dec. 31, 2017	Dec. 31, 2016
Financing Receivable, Recorded Investment [Line Items]
Restructured GNMA loans whose repayments are insured by the Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs, were classified with a pass rating	$ 1.7	$ 1.6
GNMA loans 90 days or more past due whose repayments are insured by the Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs, were classified with a pass rating	$ 1.9	$ 2.5